UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2014

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6154 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides. Arena Pharmaceuticals® and Arena® are registered service marks of Arena Pharmaceuticals, Inc.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2014, our Board of Directors approved the revision and restatement of our Amended and Restated Bylaws effective immediately to, among other things,

•	provide that our Board of Directors may call special meetings of our stockholders pursuant to a resolution adopted by a majority of the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships;

•	modify the provisions applicable to the organization of stockholders’ meetings, including how such meetings are held and conducted;

•	expand the advance notice requirements for stockholder nominations for election to our Board of Directors and for proposals of other business to be brought by stockholders before any meeting of our stockholders, including (i) for director nominations, to require additional information regarding the director nominee, (ii) for any other business, to require a description of the business desired to be brought before the meeting, the reason for conducting such business at the meeting and the stockholder’s interest in any such business, (iii) to require additional information regarding the proponents bringing the nomination or proposal, including agreements with others and a description of any derivative transactions by the proponents in the preceding twelve (12) months, and (iv) to require a stockholder providing advance notice of a nomination or other business to update the information contained in the notice prior to the meeting;

•	add further information regarding the membership of our Board of Directors and calling and conducting Board meetings;

•	provide new or updated descriptions of certain director and officer positions;

•	set forth certain rights, powers, duties and manner of acting of our directors and officers;

•	modify the indemnification provisions, including with respect to the advancement of certain expenses, and clarify the enforcement of such provisions; and

•	add a forum selection provision which provides that, unless we consent in writing otherwise, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for certain actions.

The foregoing summary of the changes to our Bylaws is subject to, and qualified in its entirety by reference to the complete text of our Amended and Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Arena

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2014	Arena Pharmaceuticals, Inc.

	By:	/s/ Steven W. Spector
Steven W. Spector
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Arena